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                                   GUARDIAN(R)

The Guardian Investor Asset Builder(SM) variable annuity

                                [PHOTOS OMITTED]

> ANNUITIES

Application

For use in most states. Some states may require a state specific application.

o   In Minnesota, 95-GUAR-MN is also required.

o   In California, 01-DISCCA (GIAC-EPC) may be required.

NOTE:

o A state specific replacement form may be required with this application. Please contact your financial professional for more information or call
    (800) 221-3253, Option 4,2.

o If you are setting up your annuity contract as an IRA or Roth IRA and are electing the Earnings Benefit Rider, please complete the IRA Acknowledgement Form that is included in the Forms booklet.

EB-XXXXX (01/04)

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GUARDIAN(R)

                            The Guardian Investor Asset Builder Variable Annuity
                            ----------------------------------------------------
                                                           Application Checklist

Before you submit the application, please make sure that you answered "yes" to all of the questions below.

Financial Professional  ========================================================

|_| Are you state licensed and appointed with GIAC in the state where your client resides? If not, please call the GIAC Licensing Department at (888) 600-1700.

|_|   Did you thoroughly complete, review, and sign the application in Section
      13?

|_| Did you complete and sign the Broker/Dealer section on the last page of the application? Please note: you must answer the replacement question at the top of the page.

|_| If you are a Park Avenue Securities Representative, did you complete and send the forms required by Park Avenue Securities to the New Business desk? The following forms are available to download on the web at http://w3.gliconline.com:

      |_| PAS New Account Application - New accounts must complete the Non-Brokerage Account Application.

      |_| Variable Annuity Explanation of Investment Form - This form is required for all new Variable Annuity contracts.

      |_| Request to Exchange Investments Form ("Switch Letter") - Complete this form if effecting a 1035 exchange or a qualified transfer. Complete one form for each account being transferred or exchanged from the existing company.

|_| Did you complete the IRA Acknowledgement Form (EB 014013), which is necessary if your client is setting up his/her contract as an IRA or Roth IRA and is electing the Earnings Benefit Rider?

|_| If funds will be transferred from another carrier, did you complete the necessary transfer forms? All of the forms (except for the state specific replacement forms) are available in the Guardian Investor Asset Builder Forms Booklet (EB 012726):

      |_| State Specific Replacement Form - Complete if replacing another annuity contract or life insurance policy. Most states require a replacement form if effecting a 1035 exchange or qualified transfer. Certain states require a replacement form even if there is no transfer or exchange.To order the appropriate form, please call
            (800) 650-6505.

      |_| 1035 Exchange Form - Complete for a non-qualified exchange from another annuity or life insurance policy to a GIAC variable annuity.

      |_| Direct Rollover/Transfer/Conversion Form - Complete for a qualified rollover/transfer from an existing qualified investment to a GIAC variable annuity.

      |_| CD/Mutual Fund Transfer/Conversion Form - Complete to request distribution to a GIAC variable annuity from a mutual fund or certificate of deposit.

      |_|   TSA Transfer Form - Complete only for transfers from a TSA to a TSA.

Client  ========================================================================

|_| If you are setting up a non-qualified contract, is the contractowner named in Section 1 an individual (rather than a company)? If not, a personal trust may be named as the contractowner and you will need to include a copy of the trust documents.

|_|   Did you provide all requested Social Security numbers or Tax ID numbers?

|_| Did you designate the type of plan that you are setting up under the new contract in Section 6?

|_| Did you select a 5-digit number (please no letters) for telephone transfer authorization in Section 8 (except for NY - if you want telephone transfer authorization, use the Service Request Form - EB 012622)? Please note that you need to assign a PIN in order to establish telephone transfer privileges.We cannot automatically assign you a PIN if left blank.

|_| If you elected Dollar Cost Averaging, did you complete the Purchase Payment/Payment Allocation in Section 12A on the application to show how you want to allocate any future premium payments?

|_| Did you make sure that the asset allocations in Section 12A or 12B were made in whole percentages totaling 100%?

|_|   Have you signed and dated the application in Section 13?

EB-014156 (12/03)

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       Individual Flexible Premium Deferred Variable Annuity Application

             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

                             DOMICILED IN DELAWARE

                      The Guardian Investor Asset Builder

Send application and check to:

Regular Mail:

The Guardian Insurance & Annuity Company, Inc.
Variable Annuity Administration
P.O. Box 26210
Lehigh Valley, PA 18002-6210

Express Mail:

The Guardian Insurance & Annuity Company, Inc.
Variable Annuity Administration
3900 Burgess Place
Bethlehem, PA 18017

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who applies for a variable annuity.

We ask for your name, street address, date of birth and other information that will allow us to identify you.This information will be verified to ensure identity of individuals applying for ownership of a variable annuity.

Please type or print
================================================================================
1.  OWNER

    Name ______________________________________ SS# or Tax ID# _________________

    Mailing Address ____________________________________________________________

    City _______________________________________ State ________ Zip ____________

    Street Address (if mailing address is a P.O. Box) __________________________

    City _______________________________________ State ________ Zip ____________

    Sex: |_| M  |_| F   Date of Birth: Mo _____ Day ______ Yr ______ Age _______

    Tel: Day ___________________ Eve ___________________ E-mail ________________

================================================================================
2.  JOINT OWNER (If any - Available on non-qualified contracts only)

    Name ______________________________________ SS# or Tax ID# _________________

    Relationship to Owner ______________________________________________________

    Mailing Address ____________________________________________________________

    City _______________________________________ State ________ Zip ____________

    Street Address (if mailing address is a P.O. Box) __________________________

    City _______________________________________ State ________ Zip ____________

    Sex: |_| M  |_| F   Date of Birth: Mo _____ Day ______ Yr ______ Age _______

    Tel: Day ___________________ Eve ___________________ E-mail ________________

================================================================================
3.  ANNUITANT (Complete only if different from owner in Section 1)

    Name ______________________________________ SS# or Tax ID# _________________

    Address ____________________________________________________________________

    City _______________________________________ State ________ Zip ____________

    Sex: |_| M  |_| F   Date of Birth: Mo _____ Day ______ Yr ______ Age _______

    Tel: Day ___________________ Eve ___________________ E-mail ________________

================================================================================
4. CONTINGENT ANNUITANT (Optional Section - Available if owner is not the annuitant)

    Name ______________________________________ SS# or Tax ID# _________________

    Address ____________________________________________________________________

    City _______________________________________ State ________ Zip ____________

    Sex: |_| M  |_| F   Date of Birth: Mo _____ Day ______ Yr ______ Age _______

    Tel: Day ___________________ Eve ___________________ E-mail ________________

                       APPLICATION CONTINUES ON NEXT PAGE

EB - 014357 10/03

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5.  BENEFICIARY (If more than one, please indicate in whole % - If mailing address is a P.O. Box, please use street address.)

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

    Beneficiary_______________________ Relationship to Annuitant________________

    Address _______________________ City______________ State ______ Zip ________

    Date of Birth: Mo ___ Day ___ Yr ___ Age ___ SS# or Tax ID# ________ ______%

--------------------------------------------------------------------------------

(Attach a separate sheet if necessary, signed and dated.)

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6.  CONTRACT TYPE (Check One)

    |_| Non-Qualified |_| Traditional IRA |_| Roth IRA |_| Rollover IRA

    |_| SEP IRA |_| SIMPLE IRA |_| 401(k) |_| TSA 403(b) |_| 401(a) |_| 412(i)

    |_| Other (Please indicate type of qualified plan) _________________________

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7.  ANNUITY COMMENCEMENT DATE

    The Annuity Commencement Date will be the annuitant's 90th birthday. If you want the Annuity Commencement Date to be other than this date, please notify GIAC in writing.

================================================================================
8. TELEPHONE TRANSFER AUTHORIZATION (Check One. If no box is checked, you will not have telephone transfer authorization.)

    |_| I have read the telephone transfer authorization rules in the prospectus and elect telephone transfers.

    |_|   I do not want to elect telephone transfers.

                              |_| |_| |_| |_| |_|
                             Personal Security Code
         (Select any 5-digit number. Please do not select any letters.)

================================================================================
9.  REPLACEMENT ANNUITY CONTRACT

    Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? |_| Yes |_| No

    If "Yes," complete any required replacement forms and provide the information below on all contracts or policies to be replaced:

    Insurer Name _______________________________________________________________

    Owner Name _________________________________________________________________

    Contract/Policy # __________________________________________________________

                                         (Attach a separate sheet if necessary.)

                       APPLICATION CONTINUES ON NEXT PAGE

EB - 014357 10/03

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================================================================================
10. STATEMENT OF ADDITIONAL INFORMATION (Optional)

|_| Please send me a copy of the Statement of Additional Information to the prospectus.

================================================================================
11. OPTIONAL RIDERS (See prospectus for a description of the riders and annual charges.)

|_| 7-Year Enhanced Death Benefit Rider

|_| Contract Anniversary Enhanced Death Benefit Rider

|_| Earnings Benefit Rider (not available in Washington)

|_| Living Benefit Rider (not available in Massachusetts)

|_| Other _____________________________________________________________________
    (Please skip Section 13A, and complete Section 13B)

================================================================================
12. PURCHASE PAYMENT/PAYMENT ALLOCATION

    Complete Section A if you have not elected the Living Benefit Rider in
    Section 11 above.

    Complete Section B if you have elected the Living Benefit Rider in Section 11 above.

    A. Purchase Payment/Payment Allocation: Contracts Without Living Benefit
    Rider

    Purchase Payment: $________________ submitted with this application. Minimum initial payment: $2000 (Please see prospectus for details.)

    Important: If Dollar Cost Averaging, see appropriate administrative forms for instructions before allocating payment.

    o Please select from the following allocation options. You may invest in up to 20 allocation options.
    o   Be sure that each selection is a whole % only (no fractions).
    o   Double-check that the percentages from both columns add up to 100%.

    GUARDIAN
    ______% The Guardian Stock Fund
    ______% The Guardian VC 500 Index Fund
    ______% The Guardian VC Asset Allocation Fund
    ______% The Guardian VC Low Duration Bond Fund
    ______% The Guardian VC High Yield Bond Fund
    ______% The Guardian UBS VC Large Cap Value Fund
    ______% The Guardian UBS VC Small Cap Value Fund
    ______% The Guardian Bond Fund
    ______% The Guardian Cash Fund
    ______% Baillie Gifford International Fund
    ______% Baillie Gifford Emerging Markets Fund
    ______% The Guardian Small Cap Stock Fund
    ______% Fixed-Rate Option

    AIM
    ______% AIM V.I. Aggressive Growth Fund
    ______% AIM V.I. Basic Value Fund
    ______% AIM V.I. Government Securities Fund
    ______% AIM V.I. Growth Fund
    ______% AIM V.I. Mid Cap Core Equity Fund
    ______% AIM V.I. Premier Equity Fund

    ALLIANCE
    ______% AllianceBernstein Premier Growth Portfolio
    ______% AllianceBernstein Growth & Income Portfolio
    ______% AllianceBernstein Technology Portfolio
    ______% AllianceBernstein Real Estate Investment Portfolio
    ______% AllianceBernstein Value Portfolio

    FIDELITY
    ______% Fidelity VIP Balanced Portfolio
    ______% Fidelity VIP Contrafund(r) Portfolio
    ______% Fidelity VIP Equity-Income Portfolio
    ______% Fidelity VIP Growth Portfolio
    ______% Fidelity VIP Investment Grade Bond Portfolio
    ______% Fidelity VIP Mid Cap Portfolio

    FRANKLIN TEMPLETON
    ______% Franklin Rising Dividends Securities Fund
    ______% Franklin Small Cap Value Securities Fund
    ______% Templeton Growth Securities Fund

    GABELLI
    ______% Gabelli Capital Asset Fund

    MFS
    ______% MFS Bond Series
    ______% MFS Capital Opportunities Series
    ______% MFS Emerging Growth Series
    ______% MFS Investors Trust Series
    ______% MFS New Discovery Series
    ______% MFS Strategic Income Series
    ______% MFS Total Return Series

    VALUE LINE
    ______% Value Line Centurion Fund
    ______% Value Line Strategic Asset Management Trust

    VAN KAMPEN
    ______% Van Kampen Life Investment Trust Government Portfolio
    ______% Van Kampen Life Investment Trust Growth and Income Portfolio
    ______% TOTAL OF BOTH COLUMNS MUST EQUAL 100%

                       APPLICATION CONTINUES ON NEXT PAGE

EB - 014357 10/03

    B. Purchase Payment/Payment Allocation: Contracts with the Living Benefit Rider

    Purchase Payment: $________________ submitted with this application. Minimum initial payment: [$2000] (Please see prospectus for details.)

    o Complete below, adhering to the percentage requirement for each of the four allocation classes. Be sure that each selection is a whole % only (no fractions).
    o The payment allocation must satisfy the Percentage Requirements for the four Asset Allocation Classes: 10% Capital Preservation / 40% Income / 40% Growth / 10% Aggressive Growth.
    o   Double-check to make sure the percentages add up to 100%.
    o Also make sure that no more than [20] allocation options have been selected.
    o No additional Premium Payments will be accepted to the contract while the rider is in force.
    o   Dollar Cost Averaging is NOT available.

    CAPITAL PRESERVATION
    ______% The Guardian VC Low Duration Bond Fund
    ______% The Guardian Cash Fund
    ______% Fixed-Rate Option
      10  % TOTAL FOR CLASS (MUST EQUAL 10%)
    ------

    GROWTH
    ______% The Guardian Stock Fund
    ______% The Guardian VC 500 Index Fund
    ______% The Guardian VC Asset Allocation Fund
    ______% The Guardian VC High Yield Bond Fund
    ______% The Guardian UBS VC Large Cap Value Fund
    ______% The Guardian UBS VC Small Cap Value Fund
    ______% Baillie Gifford International Fund
    ______% AIM V.I. Growth Fund
    ______% AIM V.I. Premier Equity Fund
    ______% AllianceBernstein Real Estate Investment Portfolio
    ______% AllianceBernstein Value Portfolio
    ______% AllianceBernstein Growth & Income Portfolio
    ______% Fidelity VIP Balanced Portfolio
    ______% Fidelity VIP Contrafund(r) Portfolio
    ______% Fidelity VIP Equity-Income Portfolio
    ______% Fidelity VIP Growth Portfolio
    ______% Gabelli Capital Asset Fund
    ______% MFS Investors Trust Series
    ______% MFS Strategic Income Series
    ______% MFS Total Return Series
    ______% Value Line Centurion Fund
    ______% Value Line Strategic Asset Management Trust
    ______% Van Kampen Life Investment Trust
            Growth and Income Portfolio
      40  % TOTAL FOR CLASS (MUST EQUAL 40%)
    ------

    INCOME
    ______% The Guardian Bond Fund
    ______% The Guardian VC Low Duration Bond Fund
    ______% AIM V.I. Government Securities Fund
    ______% Fidelity VIP Investment Grade Bond Portfolio
    ______% MFS Bond Series
    ______% Van Kampen Life Investment Trust
            Government Portfolio
    ______% Fixed-Rate Option
      40  % TOTAL FOR CLASS (MUST EQUAL 40%)
    ------

    AGGRESSIVE GROWTH
    ______% The Guardian Small Cap Stock Fund
    ______% Baillie Gifford Emerging Markets Fund
    ______% AIM V.I. Aggressive Growth Fund
    ______% AIM V.I. Basic Value Fund
    ______% AIM V.I. Mid Cap Core Equity Fund
    ______% AllianceBernstein Premier Growth Portfolio
    ______% AllianceBernstein Technology Portfolio
    ______% Fidelity VIP Mid Cap Portfolio
    ______% Franklin Rising Dividends Securities Fund
    ______% Franklin Small Cap Value Securities Fund
    ______% Templeton Growth Securities Fund
    ______% MFS Capital Opportunities Series
    ______% MFS Emerging Growth Series
    ______% MFS New Discovery Series
      10  % TOTAL FOR CLASS (MUST EQUAL 10%)
    ------

================================================================================
13. SIGNATURES

    FOR RESIDENTS OF ARIZONA: Upon the owner's written request, GIAC will provide reasonable factual information regarding the benefits and provisions of the annuity contract applied for within a reasonable amount of time. If for any reason the owner is not satisfied with any contract issued in connection with this application, the owner may return such contract to GIAC's Customer Service Office or to the agent from whom it was purchased within 10 days after receiving it, except if the applicant is age 65 or older, within 30 days. GIAC will pay to the owner an amount equal to the sum of: 1) the difference between any premium(s) paid, including any contract fee or contingent deferred sales charge, and the amounts allocated to the contract's Allocation Options; and 2) the Contract's Accumulation Value on the date GIAC or its agent receives the returned contract.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF ARKANSAS, KENTUCKY, NEW MEXICO, OHIO AND PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                       APPLICATION CONTINUES ON NEXT PAGE

EB - 014357 10/03

    FOR RESIDENTS OF COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF LOUISIANA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

        Do you have an existing life insurance policy or annuity contract? |_| Yes |_| No

    If you checked Yes to the question, the Registered Representative must read the replacement disclosure provided on Form 110-4 (Important Notice:
    Replacement of Life Insurance or Annuities) to you, and you must complete and sign the form. If you do not want the replacement disclosure information read to you, please check the following statement.

        |_| I do not want the Registered Representative to read the replacement notice to me.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF MAINE, WASHINGTON D.C. AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to any insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF NEW JERSEY: Any person who includes false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony

    ----------------------------------------------------------------------------

    As owner of this annuity, I represent the following: (1) To the best of my knowledge and belief, all statements in this application are complete and true and were correctly recorded; (2) I AM IN RECEIPT OF THE CURRENT PROSPECTUS FOR THIS ANNUITY CONTRACT AND ITS UNDERLYING MUTUAL FUNDS; (3) I UNDERSTAND THAT THE VALUE OF THIS ANNUITY CONTRACT WHICH IS ALLOCATED TO VARIABLE INVESTMENT OPTIONS MAY INCREASE OR DECREASE AND THE VALUE OF THIS ANNUITY CONTRACT IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT AND MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS AT ANY GIVEN POINT IN TIME; (4) I understand that the contract applied for will not begin until the later of:
    (a) contract issue, or (b) GIAC's receipt of the first contract premium; (5) I understand that no Registered Representative can make or change a contract or waive any of GIAC's rights or requirements; (6) I understand that GIAC has the unilateral right to determine if any contract can be issued and to waive or modify any terms of this application or any GIAC requirements; and
    (7) I understand that there are certain distribution restrictions under Internal Revenue Code Section 403(b) if this contract is being purchased in connection with a tax-sheltered annuity plan. In addition, there may be other distribution restrictions under other sections of the Internal Revenue Code if this contract is being purchased as an IRA or in connection with a qualified plan. Under penalties of perjury, I certify that I am not subject to backup withholding and my correct Social Security or Taxpayer ID# is given above.

    ----------------------------------------------------------------------------

    FOR RESIDENTS OF FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.


    ---------------------------------  -----------------------------------------
    SIGNATURE OF OWNER                 SIGNATURE OF JOINT OWNER (IF ANY)

    -----------------  --------  ----  -----------------------------------------
    SIGNED AT CITY     STATE     DATE  SIGNATURE OF REGISTERED REPRESENTATIVE

                                       -----------------------------------------
                                       STATE LICENSE # (FOR FLORIDA AGENTS ONLY)


              REGISTERED REPRESENTATIVE SHOULD COMPLETE NEXT PAGE

EB - 014357 10/03

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                             Broker/Dealer Use Only
================================================================================

As Registered Representative, I certify witnessing the signature(s) from the previous page and that the answer to the question below is true to the best of my knowledge and belief.

Does this contract replace any existing annuity contract or life insurance policy? |_| Yes |_| No

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SIGNATURE OF REGISTERED REPRESENTATIVE

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PRINT NAME OF REGISTERED REPRESENTATIVE

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PRINT NAME OF CO-REGISTERED REPRESENTATIVE (IF ANY)

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PRINT NAME OF BROKER/DEALER

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DEALER BRANCH OFFICE STREET ADDRESS

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BRANCH OFFICE                                CITY           STATE       ZIP

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TEL.                                         FAX

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BRANCH CODE/R.R. #                           E-MAIL

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Registered Representative Use Only (select one): |_| Option A - No Trail
|_| Option B - Level Trail |_| Option I - Increasing Trail
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This space reserved for use by GIAC.






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